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                                                                    EXHIBIT 32.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ken Kannappan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Plantronics, Inc. on Form 10-K for the fiscal year ended April 3, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Plantronics, Inc.


                                                  By: /s/ Ken Kannappan
                                                      --------------------------
                                                  Name:  Ken Kannappan
                                                  Title: Chief Executive Officer
                                                  Date:  May 26, 2004


I, Barbara Scherer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Plantronics, Inc. on Form 10-K for the fiscal year ended April 3, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Plantronics, Inc..


                                                  By: /s/ Barbara Scherer
                                                      --------------------------
                                                  Name: Barbara Scherer
                                                  Title: Chief Financial Officer
                                                  Date: May 26, 2004


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.